Supplement Dated July 31, 2024
To The Prospectus Dated April 29, 2024, as amended

JNL Series Trust

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Please note that the following changes may impact your variable annuity and/or variable life product(s).

Effective October 21, 2024, the JNL/Lazard International Strategic Equity Fund’s (the “Fund”) investment strategy will change, the Fund’s name will change to the JNL/Lazard International Quality Growth Fund, and there will also be a change to the Fund’s broad-based securities market index. Lazard Asset Management LLC will remain the sub-adviser for the Fund. In connection with these changes, effective October 21, 2024, the JNL/Lazard International Quality Growth Fund, under normal market conditions, will no longer invest at least 80% of its assets (net assets plus any amount of borrowings made for investment purposes) in equity securities, principally common stocks, of non-U.S. companies whose principal activities are located in countries represented by the Morningstar® Developed Markets ex-North America Target Market Exposure Index℠ that Lazard Asset Management LLC, the Fund’s sub-adviser, believes are undervalued based on their earnings, cash flow or asset values.

This Supplement is dated July 31, 2024.